UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

 Pursuant to Section 13 OR 15(d) Of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 15, 2019

BELISS, INC.
(Exact name of registrant as specified in charter)

NEVADA	333-219700	37-1844836
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1117 Second Avenue Logan, West Virginia 25601
(Address of principal executive offices)

Registrant’s telephone number, including area code xxx-xxx-xxxx

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01 Entry into a Material Definitive Agreement

Acquisition and Merger Agreements

On February 12, 2019, Beliss Corp., a Nevada Corporation (“Beliss”), executed a change in control of the Corporation and a simultaneous merger of Southern Amusement Co, Inc. a West Virginia Corporation (“Southern”), as a majority-controlled subsidiary under Beliss, for purposes of transition of the business to the gaming, sports betting, entertainment and related businesses.

The Change in Control occurred when Ajay Rajendran, the Chief Executive Officer and sole director of Beliss, assigned his majority control of common shares to John (J.D.) Brammer, the controlling officer and shareholder of Southern Amusement through a share assignment agreement with an intermediary entity, for such shares to be transitioned to J.D. Brammer. J.D. Brammer agreed to, as majority owner of Southern, and has assigned Southern to be a subsidiary of Beliss. Southern Amusement is a licensed entity with the State of West Virginia Lottery Commission, and has been for the last 25 years a supplier and operation of some 525 Limited Video Lottery Terminals throughout the State of West Virginia. Due to requirements of West Virginia law, majority ownership of Southern as a licensed lottery entity, must be held by a West Virginia resident, and certain other conditions. Previously, under an acquisition agreement with a majority shareholder, Mr. Brammer gained control of Southern Amusement’s majority shares in exchange for Beliss shares. Under the agreements with Beliss, and due to the state laws and regulations, Mr. Brammer will be at all relevant times a majority control shareholder of Beliss, as well as Southern.

The majority control of Beliss was previously held by Ajay Rajendran, the sole officer and director, in the form of 3,000,000 restricted common shares. Under an acquisition agreement with Treat Club, Inc. of Kentucky, Mr. Rajendran agreed to sell 2,700,000 of such shares in consideration of the above merger of Southern as a subsidiary of the Company. Mr. Rajendran retains 300,000 shares of the Company. Immediately upon the execution of the acquisition agreement, Treat Club assigned the 2,700,000 share rights to J.D. Brammer upon execution of the operative agreements.

The Merger and Acquisition is not subject to any other shareholder approval, however, the transfer of control of Southern to Mr. Brammer is subject to approval by the West Virginia Lottery Commission. In the event that transfer of control of Southern’s majority shares to Mr. Brammer is not approved, then Southern shall not be entitled to any share interest of Beliss, and Beliss would proceed with other gaming and entertainment business.

Under the new business plan Beliss is entering into the gaming, entertainment and technology arena, worldwide. The acquisition of interest of Southern is seen as the first of several divisions, which are expected to include on-line and App Gaming, on-line betting, video gaming, television production and other arenas.

Under the Acquisition Agreement, Ajay Rajendran resigned as an officer and sole director of Beliss, and appointed J.D. Brammer as sole officer, being President and sole director.

Southern Amusement Co. Inc., was incorporated in the State of West Virginia in 1966. Southern is an amusement machine provider located in Logan, West Virgnia. In 2001 Southern became a licensed operator of West Virginia Limited Video Lottery machines, which it currently has 525 machines at  100 approved locations. The Company provides the Limited  Video Lottery machines (VTL), which it purchases through certain providers, to the locations. The location owner and Southern have a revenue sharing basis, after the payout of the Lottery proceeds and the payment to West Virginia of the State’s Proceeds from sales. For the year 2017, Southern, through it’s VTL machines had Gross Terminal Wagers of $52,056,184. Of that $37,812,908 was paid out winnings, with $3,490,297 paid to the location owner, and West Virginia lottery fees (State share) of $7,251,785. Thus, for 2017 Southern had a total revenue of $3,501,194 and a Gross Profit of $3,491,641.

The Company will file a combined audited financial statement under SEC guidelines.

The foregoing description of the Acquisition and Merger Agreements does not purport to be complete and is qualified in its entirety by reference to such agreement, which is filed as Exhibit 2.1 hereto and is incorporated into this report by reference.

The Acquisition Agreement and Merger governs the contractual rights between the parties in relation to the transactions. The Acquisition Agreement and Merger Agreement have been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms thereof.  Neither document is intended to modify or supplement any factual disclosures about any of other public reports filed with the Securities and Exchange Commission. The representations and warranties contained in the Acquisition Agreement have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to consummate the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable under the securities laws.

Item 5.01

Changes in Control of Registrant

Under the Merger Agreement, change in control occurred and will occur by the transfer of the majority control shares of the issuer to J.D. Brammer. As such the 3,000,000 control block of shares previously held by Ajay Rajendran, had 2,700,000 shares reissued to J.D. Brammer, which represented the initial controlling block of the Company.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Under the transaction, and under the Acquisition Agreement of Mr. Rajendran’s shares, he agreed to resign as the sole officer and director of the Corporation, and simultaneously appointed J.D. Brammer as sole officer and director. As such the change by resolution of the Corporation appointing J.D. Brammer as President and Sole Director was made with the State of Nevada.

Mr. Brammer BIO- Mr. Brammer is a Stanford University graduate, who had previously been a professional baseball player, and for the last fifteen years being a Chief Operating Officer of Southern Amusement. The compensation agreement for Mr. Brammer is being negotiated at the present time.

Item 8.01 Other Events

On February 15, 2019, the Company changed its address to 1117 Second Avenue Logan, West Virginia 25601.

The Company retained Securus Law Group for Securities and other Business Consulting Related Matters.

Item 9.01 Financial Statements and Exhibits

(d)

Exhibits

Acquisition Agreement

99.1

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Beliss, Inc. agrees to furnish supplemental filings to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELISS CORP.

By:

/s/ John Brammer

____________________

John (J.D.) Brammer

Chief Executive Officer

Dated: February 15, 2019